UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	September 15, 2008
Vishay Intertechnology, Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-7416	38-1686453
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
63 Lancaster Avenue Malvern, PA 19355		19355-2143
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On September 15, 2008, Vishay Intertechnology, Inc. issued a press release announcing that Morgan Stanley & Co. Incorporated is working alongside Bank of America to provide Vishay with financing commitments on mutually acceptable terms and conditions in connection with Vishay’s previously announced proposed acquisition of International Rectifier Corporation.

A copy of the press release regarding is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.         Description

99.1	Press Release, dated September 15, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2008                                        VISHAY INTERTECHNOLOGY, INC.

                                     By:  /s/ Lior E. Yahalom
                                     Name: Dr. Lior E. Yahalomi
                                     Title:   Chief Financial Officer